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                                                                   EXHIBIT 10.42

                                                                  EXECUTION COPY


                         RECEIVABLES PURCHASE AGREEMENT

         RECEIVABLES PURCHASE AGREEMENT, dated as of May 31, 2000 (this "Agreement"), by and between THE CREDIT STORE, INC., a Delaware corporation ("TCSI" or the "Seller"), and TCS FUNDING IV, INC., a Delaware corporation (the "Buyer").

         WHEREAS, the Buyer, an Affiliate of the Seller, wishes to purchase from time to time certain consumer revolving credit card receivables owned by the Seller on or after the Closing Date in connection with certain consumer revolving credit card accounts.

         WHEREAS, the Seller desires to sell and assign from time to time such receivables to the Buyer upon the terms and conditions hereinafter set forth.

         NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer and the Seller hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein shall have the following meanings assigned to them:

         "Account(s)" means each credit card account established between an Issuing Bank and another Person that either (i) was listed on an Account Schedule on the Closing Date or (ii) becomes an Additional Account after the Closing Date. The term "Account" refers to an Additional Account only from and after the Addition Date on which it is listed in the Account Schedule. An Account includes any related "relationship account" resulting from the earlier account having been reported as lost or stolen.

         "Account Schedule" means the printed list of Accounts the receivables of which are sold to the Buyer pursuant to this Agreement, such list to be delivered to the Buyer on the Closing Date and on any Addition Date, as such list may be amended or supplemented from time to time pursuant to the terms of this Agreement.

         "Addition Date" means any Settlement Date on which the Buyer and Seller agree that certain specified consumer revolving credit card accounts will be Additional Accounts, such agreement to be evidenced by a supplement to the Account Schedule delivered by the Seller to the Buyer.
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         "Additional Account" means each additional credit card account established between an Issuing Bank and another Person that satisfies the conditions for an Eligible Account and the receivables of which the Seller agrees to sell and the Buyer agrees to purchase pursuant to this Agreement, which accounts will be listed on a supplement to the Account Schedule delivered to the Buyer on the applicable Addition Date.

         "Conveyed Property" has the meaning set forth in Section 2.1(a).

         "Credit Agreement" means the Master Credit and Security Agreement of even date herewith by and between the Buyer, as borrower, the Seller, as servicer, and Miller & Schroeder Investments Corporation, a Minnesota corporation, as lender.

         "Date of Processing" means, with respect to any transaction giving rise to a Receivable, the date on which such transaction is settled according to the Servicer's computer records.

         "Dilution" means a downward adjustment in the amount of any Receivable because of a return, rebate, refund, unauthorized charge, or billing error to an Obligor, because such Receivable was created in respect of merchandise which was refused or returned by an Obligor, or because such Receivable was discovered to have been created through a fraudulent or counterfeit charge.

         "Ineligible Receivable" has the meaning given such term in Section 6.1(a).

         "Official Body" means any government or political subdivision or any agency, authority, bureau, central bank, commission, department, or instrumentality of any such government or political subdivision or any court, tribunal, grand jury, or arbitrator, in each case whether foreign or domestic.

         "Proceeds" means "proceeds" as defined in Section 9-306(1) of the UCC.

         "Purchase Price" has the meaning set forth in Section 3.1.

         "Relevant UCC State" means each jurisdiction in which the filing of a UCC financing statement is necessary to perfect the ownership interest and security interest of the Buyer established under this Agreement.

         "Requirements of Law" for any Person means the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any material law, treaty, rule or

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     regulation, or determination of an arbitrator or Official Body, in each case applicable to or binding upon such Person or to which such Person is subject.

         Section 1.2 Other Definitional Provisions. The words "hereof," "herein," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Section and Schedule references contained in this Agreement are references to Sections and Schedules in or to this Agreement unless otherwise specified. All capitalized terms not otherwise defined herein are defined in the Credit Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provisions contained in the Credit Agreement, the terms and provisions contained herein shall govern with respect to this Agreement.

         Section 1.3 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                                   ARTICLE II

                             PURCHASE AND CONVEYANCE

         Section 2.1 Sale.


         (a) Assets Conveyed. In consideration for the Purchase Price and upon the terms and subject to the conditions set forth herein, the Seller does hereby sell, assign, transfer, set-over, and otherwise convey to the Buyer, and the Buyer does hereby purchase from the Seller, all of the Seller's right, title, and interest in, to, and under (i) the Receivables now existing and hereafter created and arising in connection with the Accounts (including Additional Accounts), including, without limitation, all accounts, general intangibles, chattel paper, contract rights, and other obligations of any Obligor with respect to the Receivables, now or hereafter existing, including, without limitation, any interest, or other fees received by the Seller with respect to such Receivables, (ii) all Collections in respect of, and other Proceeds of, such Receivables, including, without limitation, net recoveries with respect to any defaulted Receivables, (iii) all substitutions and replacements for any of the foregoing, and (iv) all Proceeds of any of the foregoing (all of the foregoing collectively, the "Conveyed Property") as of May 24, 2000 or the Addition Date, as applicable. The foregoing sale, transfer, assignment, set-over, and conveyance does not constitute and is not intended to result in a creation or an assumption by the Buyer of any obligation of the Seller in connection with the Conveyed Property or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligors, Issuing Banks, merchant banks, merchant clearance systems, VISA(R), MasterCard(R), or insurers. Each


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     Account in existence on the Closing Date shall be listed by account number in an Account Schedule delivered to the Buyer on the Closing Date. Each Additional Account shall be identified by account number in a supplement to the Account Schedule delivered on the applicable Addition Date.

         (b) Financing Statements. In connection with the foregoing sale, the Seller agrees to record and file on or prior to the Closing Date, at its own expense, a financing statement or statements with respect to the Conveyed Property meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect and protect the interests of the Buyer created hereby under the applicable UCC against all creditors of and purchasers from the Seller, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Buyer within 10 days after the Closing Date.

         (c) Bankruptcy of Seller. The Buyer shall not purchase Receivables hereunder if the Seller shall become an involuntary party to (or be made the subject of), by receipt at its head corporate office of notice of, any bankruptcy proceeding or any other insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Seller or relating to all or substantially all of its property.

         (d) Insolvency of Seller. The Buyer shall not purchase Receivables hereunder if (i) the Seller shall admit in writing its inability to pay its debts as they are due, (ii) the Seller shall commence a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any present or future federal or state bankruptcy, insolvency, or similar law,
     (iii) the Seller shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of the Seller or of any substantial part of its property, (iv) the Seller shall make an assignment for the benefit of creditors, (v) the Seller shall fail generally to pay its debts as such debts become due, or (vi) the Seller shall take corporate action in furtherance of any of the foregoing.

         (e) Marking Records. In connection with the sale and conveyance hereunder, the Seller agrees, at its own expense, on or prior to the Closing Date and on each Addition Date thereafter, to indicate or cause to be indicated clearly and unambiguously in its accounting records that the Conveyed Property has been sold to the Buyer pursuant to this Agreement as of the Closing Date or such Addition Date as applicable.

         (f) Sale Intended; Security Interest. It is the express intent of the Seller and the Buyer that the conveyance of the Conveyed Property by the Seller to the Buyer pursuant to this Agreement be construed as a true sale thereof by the Seller to the Buyer and not a grant of a security interest in the

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     Conveyed Property by the Seller to the Buyer to secure a debt or other obligation of the Seller. However, if notwithstanding the intent of the parties, a court of competent jurisdiction holds that the conveyance of the Conveyed Property is not a true sale of the Conveyed Property from the Seller to the Buyer, then (i) this Agreement also shall be deemed to be and hereby is a security agreement within the meaning of the UCC, (ii) this Agreement and the Seller's books and records shall evidence the Buyer's obligation to pay the Purchase Price, and (iii) the conveyance by the Seller provided for in this Agreement shall be deemed to be, and the Seller hereby grants to the Buyer a security interest in and to, all of the Seller's right, title, and interest in the Conveyed Property to secure all obligations now or hereafter arising of the Seller to the Buyer, including, without limitation, loans to the Seller in the amount of the Purchase Price as set forth in this Agreement. The Seller and the Buyer shall, to the extent consistent with this Agreement, take such action as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Conveyed Property, such security interest would be deemed to be a first priority perfected security interest in favor of the Buyer under applicable law and will be maintained as such throughout the term of this Agreement. The Seller and the Buyer may rely upon an opinion of counsel addressed to them as to what is required to provide the Buyer with such security interest; and any such opinion of counsel shall permit the Lender to rely on it.

         Section 2.2 Addition of Accounts. From time to time during the term of this Agreement, the Seller may agree to sell to the Buyer and the Buyer may agree to purchase from the Seller the receivables under additional credit card accounts pursuant to this Agreement. On each Addition Date, the Seller may deliver a supplement to the Account Schedule listing the credit card accounts to be treated as Additional Accounts on such Addition Date and such Additional Accounts shall be included as Accounts from and after such Addition Date. Furthermore, in consideration of the Purchase Price and upon the terms and subject to the conditions set forth herein, the Seller shall hereby sell, assign, transfer, set-over, and otherwise convey to the Buyer, and the Buyer shall hereby purchase from the Seller, all of the Seller's right, title, and interest in, to, and under all Receivables and other Conveyed Property related to such Additional Accounts as of the applicable Addition Date.

                                   ARTICLE III

                            CONSIDERATION AND PAYMENT

         Section 3.1 Purchase Price. The purchase price for the Conveyed Property (the "Purchase Price") shall be a dollar amount equal to, (a) for that portion of the Conveyed Property sold on the Closing Date and that portion of the Conveyed Property sold on any Addition Date that consists of Receivables in Additional Accounts designated on such Addition Date as security for an Additional Loan under


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the Credit Agreement, 85% of the aggregate amount of all Receivables sold as of such respective dates, and (b) for all other Conveyed Property sold after the Closing Date, 100% of the aggregate amount of all Receivables sold as of such date, adjusted pursuant to Section 3.2(b).

         Section 3.2 Payment of Purchase Price.

         (a) The Purchase Price for Receivables shall be paid or provided for
     (i) on the Closing Date with respect to the Receivables existing on the Closing Date by execution and delivery from the Buyer to the Seller a promissory note in the amount of expected cash proceeds from the Initial Loans and (ii) on each Business Day thereafter for Receivables purchased since the immediately preceding Business Day and for which the Seller has received reporting with respect to such Receivables, by payment in immediately available funds. To the extent that the total Purchase Price for Receivables is not paid in full by the Buyer in cash on such Business Day, the Seller shall be deemed to have contributed Receivables in an aggregate principal amount equal to such shortfall to the Buyer.

         (b) The Purchase Price shall be adjusted with respect to any Receivable adjusted as a result of Dilution in an amount equal to the amount of such Dilution. If such adjustment results in a negative Purchase Price, the Seller shall pay such negative amount to the Buyer in immediately available funds.

         Section 3.3 Monthly Reports. On each Settlement Date, the Seller shall deliver to the Buyer a monthly report (the "Monthly Report") showing the aggregate Purchase Price of Receivables purchased, the aggregate amount, if any, owing to the Buyer pursuant to Section 6.1 and the aggregate capital contribution (if any) made for Receivables purchased during the immediately preceding Monthly Period.

         Section 3.4 Capital Contribution. The Seller has initially contributed cash in the amount of $5,000.00 in exchange for shares of the Common Stock of the Buyer representing all of the outstanding capital stock of the Buyer.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         Section 4.1 Seller's Representations and Warranties. The Seller represents and warrants to the Buyer, that:

         (a) Organization and Good Standing. The Seller is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the corporate power and authority and legal right to own its property and conduct its business as such properties are presently

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     owned and as such business is presently conducted and to execute, deliver, and perform its obligations under this Agreement and each other document or instrument to be delivered by the Seller hereunder.

         (b) Due Qualification. The Seller is duly qualified to do business and is in good standing (or is exempt from such requirements), as a foreign corporation in any state required in order to conduct business. The Seller has complied in all material respects with all licenses and approval requirements with respect to the Seller required under applicable law except insofar as any failure to so comply would not have a Material Adverse Effect.

         (c) Due Authorization. The execution and delivery of this Agreement, and the consummation of the transactions provided for herein, have been duly authorized by the Seller by all necessary corporate action on its part.

         (d) Binding Obligation. This Agreement, and the consummation of the transactions provided for herein, constitutes a legal, valid, and binding obligation of the Seller, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights in general.

         (e) No Conflicts. The execution and delivery of the this Agreement, and the performance of the transactions contemplated hereby, do not (i) contravene the Seller's certificate of incorporation or by-laws or (ii) violate any material provision of law applicable to it or require any filing (except for the filings under the UCC), registration, consent, or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to the Seller, except for such filings, registrations, consents, or approvals as have already been obtained and are in full force and effect.

         (f) Taxes. The Seller has filed all material tax returns required to be filed and has paid or made adequate provision for the payment of all material taxes, assessments, and other governmental charges due from the Seller or is contesting any such tax, assessment, or other governmental charge in good faith through appropriate proceedings and has set up appropriate reserves.

         (g) No Violation. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby, and the fulfillment of the terms hereof will not violate any Requirements of Law applicable to the Seller, will not violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to the Seller, or any

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     material indenture, contract, agreement, mortgage, deed of trust, or other material instrument to which the Seller is a party or by which it or its properties are bound.

         (h) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Seller, threatened against the Seller, before any Official Body (i) asserting the invalidity of this Agreement,
     (ii) seeking to prevent the consummation of any of the transactions contemplated hereby, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Seller of its obligations hereunder, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability hereof.

         (i) All Consents Required. All approvals, authorizations, consents, orders, or other actions of any Official Body required in connection with the execution and delivery of this Agreement, the performance of the transactions contemplated hereby, and the fulfillment of the terms hereof have been obtained.

         (j) Bona Fide Receivables. The Seller has no knowledge of any fact which should have led it to expect at the time of the classification of any Receivable as an Eligible Receivable that such Receivable would not be paid in full when due, and each Receivable classified as an Eligible Receivable by the Seller in any document or report delivered under this Agreement satisfies the requirements of eligibility contained in the definition of "Eligible Receivable" set forth in the Credit Agreement. No selection criteria adverse to the Buyer or the Lender have been applied to the Receivables purchased hereunder.

         (k) Place of Business. The principal executive offices of the Seller are in Sioux Falls, South Dakota and the offices where the Seller keeps its records concerning the Receivables and related Accounts are in Sioux Falls, South Dakota.

         (l) Not an Investment Company. The Seller is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

         (m) Tradenames, Etc. As of the date hereof: (i) the Seller's chief executive office is located at the address for notices set forth in Section
     9.3 and (ii) the Seller has, within the last five (5) years, operated only under its current legal name except as described below and, within the last five (5) years, has not changed its name, identity or corporate structure, merged with or into or consolidated with any other corporation, or been the subject of any proceeding under the United States Bankruptcy Code except the following:


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            March 3, 1972           Valley West  Development Corporation
                                    incorporated in Utah

            April 25, 1995          Valley West Development Corporation,
                                    incorporated in Delaware

            May 17, 1995            Valley West Development Corporation
                                    (Utah) merged into Valley West
                                    Development Corporation (Delaware)

            October 11, 1996        Valley West Development Corporation
                                    changed its name to Credit Store, Inc.

            February 17, 1998       Service One Holdings, Inc. (a Delaware
                                    corporation) merged into Credit Store, Inc.

            February 17, 1998       Credit Store Mortgage, Inc. (a Delaware
                                    corporation) merged into Credit Store, Inc.

            March 2, 1998           Service One International Corporation (a
                                    South Dakota corporation) merged into
                                    Credit Store, Inc. and name changed to
                                    The Credit Store, Inc.

         (n) ERISA. Each of the Seller and its ERISA Affiliates is in compliance in all material respects with ERISA and no lien exists in favor of the PBGC on any of the Receivables.

         (o) Preference; Voidability. The Seller warrants that the conveyance of the applicable Receivables and Collections to the Buyer, and each such conveyance, shall not have been made for or on account of an antecedent debt owed by the Seller to the Buyer and no such transfer is or may be voidable under any Section of the United States Bankruptcy Code.

         (p) No Restriction on Transfer. To the best of Seller's knowledge, no Account or related Account Agreement requires the prior written consent of an Obligor or contains any other restriction relating to the transfer or assignment of rights of payment under such Account or Account Agreement (other than a consent or waiver of such restriction that has been obtained prior to the related purchase date).

         (q) Accuracy of Information. All information heretofore furnished by the Seller to the Buyer for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Seller to the Buyer will be, true and accurate in every material respect, on the date such information is stated or certified.

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The representations and warranties set forth in this Section 4.1 shall survive the sale of the Receivables to the Buyer. The Seller hereby represents and warrants to the Buyer, that the representations and warranties of the Seller set forth in this Section 4.1 are true and correct as of the Closing Date. Upon discovery by the Seller or the Buyer of a material breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other.

         Section 4.2 Seller's Representations and Warranties Regarding the Receivables.


         (a) Valid Sale, Etc. The Seller (x) hereby represents and warrants as of the Closing Date, with respect to the Receivables transferred to the Buyer as of such date, and (y) shall be deemed to represent and warrant as of the date of sale to the Buyer of any Receivables after the Closing Date with respect to such Receivables, that:

              (i) This Agreement constitutes the legal, valid, and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect, affecting the enforcement of creditors' rights in general.

              (ii) The transfer of Receivables by the Seller to the Buyer under this Agreement constitutes a valid sale, transfer, assignment, set-over, and conveyance to the Buyer of all right, title, and interest of the Seller in and to the Receivables, whether then existing or thereafter created and arising in connection with the Accounts (including any Additional Accounts), and the Receivables will be held by the Buyer free and clear of any Adverse Claim of any Person (other than the Buyer and the Lender) claiming through or under the Seller or any of its Affiliates. This Agreement constitutes a valid sale, transfer, assignment, set-over, and conveyance to the Buyer of all right, title, and interest of the Seller in and to the Conveyed Property purported to be sold hereunder, whether existing on the Closing Date or thereafter created, and the Proceeds thereof.

              (iii) The Seller is Solvent and will remain Solvent upon sale of the Receivables to the Buyer.

              (iv) Immediately preceding the sale of the Receivables and related property pursuant to this Agreement, the Seller is (or, with respect to Receivables sold after the date hereof, will be on the date of sale) the legal and beneficial owner of all right, title, and interest in and to each Receivable and each Receivable has been or will be transferred to the Buyer free and clear of any Adverse Claim.

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

              (v) All consents, licenses, approvals, or authorizations of or registrations or declarations with any Official Body required in connection with the transfer of such Receivables to the Buyer have been obtained.

              (vi) Each Account listed on an Account Schedule is an Eligible Account as of the date of such Account Schedule is delivered by the Seller and each Receivable classified as an Eligible Receivable by the Seller in any document or report delivered hereunder will satisfy the requirements contained in the definition of "Eligible Receivable" as of the time of such document or report.

         (b) Daily Representations and Warranties. On each day on which any new Receivable is sold by the Seller to the Buyer, the Seller shall be deemed to represent and warrant to the Buyer that all representations and warranties contained in Section 4.1 and Section 4.2(a) are true and correct on and as of such date (in addition to the Closing Date) as though made on and as of such date.

         (c) Notice of Breach. The representations and warranties set forth in this Section 4.2 shall survive the sale, transfer, and assignment of the Receivables to the Buyer. Upon discovery by the Seller or the Buyer of a breach of any of the representations and warranties set forth in this
     Section 4.2, the party discovering such breach shall give prompt written notice thereof to the other. The Seller agrees to cooperate with the Buyer in attempting to cure any such breach.

         Section 4.3 Representations and Warranties of the Buyer. The Buyer hereby represents and warrants as of the Closing Date, and shall be deemed to represent and warrant as of the date of the creation of any Receivable sold to the Buyer hereunder, that:

         (a) Organization and Good Standing. The Buyer is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the requisite power and authority and legal right to own its property and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver, and perform its obligations under this Agreement.

         (b) Due Qualification. The Buyer is duly qualified to do business and is in good standing (or is exempt from such requirements) as a foreign corporation in any state required in order to conduct business and has obtained all necessary licenses and approvals with respect to the Buyer required under federal and Delaware law.



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

         (c) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for herein have been duly authorized by the Buyer by all necessary corporate action on its part.

         (d) No Conflicts. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby do not (i) contravene the Buyer's certificate of incorporation or by-laws or (ii) violate any material provision of law applicable to it, or require any filing (except for the filings under the UCC), registration, consent, or approval under, any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award presently in effect having applicability to the Buyer, except for such filings, registrations, consents, or approvals as have already been obtained and are in full force and effect.

         (e) No Violation. The execution and delivery of this Agreement, the performance of the transactions contemplated hereby, and the fulfillment of the terms hereof will not violate any Requirements of Law applicable to the Buyer, will not violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to the Buyer or any material indenture, contract, agreement, mortgage, deed of trust, or other material instrument to which the Buyer is a party or by which it or its properties are bound.

         (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Buyer, threatened against the Buyer, before any Official Body (i) asserting the invalidity of this Agreement,
     (ii) seeking to prevent the consummation of any of the transactions contemplated hereby, (iii) seeking any determination or ruling that would materially and adversely affect the performance by the Buyer of its obligations hereunder, or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability hereof.

         (g) All Consents Required. All approvals, authorizations, consents, orders, or other actions of any Official Body required in connection with the execution and delivery of this Agreement, the performance of the transactions contemplated hereby, and the fulfillment of the terms hereof have been obtained.

         (h) Solvency. The Buyer is Solvent and will remain Solvent upon the purchase of the Receivables.

The representations and warranties set forth in this Section 4.3 shall survive the sale of the Receivables to the Buyer. The Buyer hereby represents and warrants to the Seller that the representations and warranties of the Buyer set forth in Section 4.3 are true and correct as of the Closing Date. Upon discovery by the Buyer or the Seller of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other.

                                    ARTICLE V

                          COVENANTS OF SELLER AND BUYER

         Section 5.1 Seller Covenants. The Seller hereby covenants that:

         (a) Receivables to be Accounts, General Intangibles, or Chattel Paper. The Seller will take no action to cause any Receivable to be evidenced by any instrument (as defined in the UCC as in effect in the Relevant UCC State), except in connection with the enforcement or collection of a Receivable. Except in such circumstances, the Seller will take no action to cause any Receivable to be anything other than an "account," a "general intangible," or "chattel paper" (as defined in the UCC as in effect in the Relevant UCC State).

         (b) Security Interests. Except for the conveyances hereunder and the security interest of Coast Business Credit, a division of Southern Pacific Bank, which shall be released on the Initial Funding Date, the Seller will not sell, pledge, assign, or transfer to any other Person or grant, create, incur, assume, or suffer to exist, any Adverse Claim on any Receivable, whether now existing or hereafter created, or any interest therein. The Seller will immediately notify the Buyer of the existence of any Adverse Claim on any Receivable and will defend the right, title, and interest of the Buyer in, to, and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller.

         (c) Credit and Collection Policy and Account Agreements. The Seller shall comply with the Credit and Collection Policy in regard to the Receivables, except insofar as any failure to so comply could not be reasonably expected to impair the collectibility of the Receivables, on the whole, or a substantial amount thereof, or otherwise have a Material Adverse Effect and the Receivables shall be serviced in all respects in a manner consistent with and similar to the revolving credit consumer credit card accounts and receivables owned by the Seller.

         (d) Delivery of Collections. In the event that the Seller receives Collections (other than in the Lockbox Account), the Seller agrees to deposit such Collections into the Collection Account as soon as practicable after the receipt thereof, but in no event later than the second Business Day following the Date of Processing thereof.

         (e) Conveyance of Receivables. The Seller covenants and agrees that it will not convey, assign, exchange, or otherwise transfer any Receivable arising in an Account, to any Person other than the Buyer prior to the termination of this Agreement pursuant to Article VIII.

         (f) Notice of Adverse Claims. The Seller shall notify the Buyer promptly after becoming aware of any Adverse Claim on any Receivable.

         (g) Separate Business. The Seller will not permit its assets to be commingled with those of the Buyer and shall maintain separate records (corporate or otherwise) and books of account from those of the Buyer. The Seller will not conduct its business in the name of the Buyer and will cause the Buyer to conduct its business solely in its own name so as not to mislead others as to the identity of the entity with which those others are concerned. The Seller will provide for its operating expenses and liabilities from its own funds. The Seller will not hold itself out, or permit itself to be held out, as having agreed to pay, or as generally being liable for, the debts of the Buyer, except that the organizational expenses of the Buyer may be paid by the Seller. The Seller shall cause the Buyer not to hold itself out, or permit itself to be held out, as having agreed to pay, or as being liable for, the debts of the Seller. The Seller will maintain an arm's length relationship with the Buyer with respect to any transactions between the Seller, on the one hand, and the Buyer, on the other.

         (h) Conduct of Business. The Seller will do, and will cause each of its subsidiaries to do, all things necessary to remain duly incorporated, validly existing, and in good standing as a domestic corporation in its jurisdiction of incorporation and will maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

         (i) Compliance with Laws. The Seller shall comply in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees, or awards to which it may be subject, except where such failure to comply would not have a Material Adverse Effect.

         (j) Furnishing of Information and Inspection of Records. The Seller shall furnish to the Buyer from time to time such information with respect to the Receivables as the Buyer may reasonably request, including, without limitation, listings identifying the Obligor and the outstanding principal balance for each Receivable. The Seller shall, at any time and from time to time during regular business hours and upon reasonable notice, permit the Buyer or its agents or representatives (i) to examine and make copies of and take abstracts from all documents, books, records, and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software, and related property and rights) maintained with respect to Receivables and the related Obligors,
     (ii) to visit the offices and properties of the Seller, (iii) to discuss matters relating to the Receivables or the Seller's performance hereunder with any of the officers, directors, employees, or independent public accountants of the Seller having knowledge of such matters, and (iv) to conduct as many audits of the Receivables during the term of this Agreement as the Buyer may reasonably request; provided, however, that the Seller shall only be required to reimburse the Buyer for the cost of one such audit per year.

         (k) Keeping of Records and Books of Account. The Seller will maintain a system of accounting established and administered in accordance with GAAP, consistently applied, and will maintain and implement administrative and operating procedures and keep and maintain all documents, books, records, and other information, reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the identification of each new Receivable and all Collections of and adjustments to each existing Receivable). The Seller will give the Buyer and the Lender notice of any material change in the administrative and operating procedures of the Seller referred to in the previous sentence.

         (l) ERISA. The Seller shall promptly give the Buyer written notice upon becoming aware that the Seller or any of its subsidiaries is not in compliance in all material respects with ERISA or that any ERISA lien on any of the Receivables exists.

         Section 5.2 Buyer Covenant Regarding Sale Treatment. The Buyer agrees to treat this conveyance for all purposes (other than for tax purposes) as a sale of the Conveyed Property by the Seller to the Buyer.

                                   ARTICLE VI

                              REPURCHASE OBLIGATION

         Section 6.1 Mandatory Repurchase.


         (a) Breach of Warranty. In the event of a breach with respect to a Receivable of any of the representations and warranties set forth in
     Section 4.1(j) or Sections 4.2(a)(iii) through (vi) or Section 4.2(b), or in the event that a Receivable is not an Eligible Receivable on the date of its transfer to the Buyer as a result of the failure to satisfy the conditions set forth in the definition of "Eligible Receivable," such Receivable shall be designated an "Ineligible Receivable" and the Seller shall pay to the Buyer an amount in cash equal to the Purchase Price paid for any such Ineligible Receivable by the Buyer to the Seller plus any costs and expenses of the Buyer associated therewith less any amounts collected by the Buyer on such Receivable. Such payment must be made by the close of business on the next succeeding

     Settlement Date following the day such Receivable has been designated an Ineligible Receivable; provided, however, that such amount may be offset against any amounts due from the Buyer to the Seller with respect to the Purchase Price for Receivables sold to the Buyer on such day. The obligation of the Seller set forth in this Section 6.1 shall constitute the sole remedy respecting any breach of the representations and warranties set forth in the above-referenced Sections or failure to meet the conditions set forth in the definition of "Eligible Receivable" with respect to such Receivable available to the Buyer.

         (b) Reassignment of the Sold Assets. In the event of a breach of any of the representations and warranties set forth in Sections 4.1(a), (b), and
     (c), and 4.2(a)(i) and (ii), the Buyer by notice given in writing to the Seller may direct the Seller to accept reassignment of the Receivables at the amount specified below within 60 days of such notice (or within such longer period as may be specified in such notice), and the Seller shall be obligated to accept reassignment of the Receivables within such applicable period on the terms and conditions set forth below; provided, however, that no such reassignment shall be required to be made if, at any time during such applicable period, the Seller delivers to the Buyer an officer's certificate stating that the representations and warranties contained in Sections 4.1(a), (b), and (c) and 4.2(a)(i) and (ii) shall then be true and correct in all material respects as if made on such day. The Seller shall pay to the Buyer on the day of such reassignment an amount equal to the Aggregate Loan Balance. On the day on which such amount has been paid, each Receivable shall be sold and reassigned to the Seller, and the Buyer shall execute and deliver such instruments of sale and assignment, in each case without recourse, representation, or warranty, as shall be reasonably requested by the Seller to vest in the Seller, or its designee or assignee, all right, title, and interest of the Buyer in and to each Receivable. The obligation of the Seller to purchase each Receivable pursuant to this
     Section 6.1 shall constitute the sole remedy available to the Buyer for a breach of the representations and warranties contained in Section 4.1(a),
     (b), and (c) and 4.2(a)(i) and (ii).

         Section 6.2 Conveyance of Reassigned Receivables. Upon the request of the Seller, the Buyer shall execute and deliver to the Seller a reconveyance substantially in such form and upon such terms as shall be acceptable to the Seller, pursuant to which the Buyer evidences the conveyance to the Seller of all of the Buyer's right, title, and interest in any Receivables reconveyed to the Seller pursuant to Section 6.1(b). The Buyer shall (and shall cause the Lender to) execute such other documents or instruments of conveyance or take such other actions as the Seller may reasonably require to effect any repurchase of Receivables pursuant to Section 6.1.

         Section 6.3 Sales are Non-Recourse. Other than the obligations to repurchase Receivables under the limited circumstances set forth in Section 6.1 and to make payments with respect to Dilution under Section 3.2(b), the sales of Receivables under this Agreement shall be without recourse to the Seller.

                                   ARTICLE VII

                              CONDITIONS PRECEDENT

         Section 7.1 Conditions to the Buyer's Obligations Regarding Receivables. The obligations of the Buyer to purchase the Receivables on any Business Day shall be subject to the satisfaction of the following conditions:

         (a) All representations and warranties of the Seller contained in this Agreement shall be true and correct on the Closing Date and on the day of sale of any Receivable created thereafter with the same effect as though such representations and warranties had been made on such date,

         (b) All information concerning the Receivables provided to the Buyer shall be true and correct in all material respects as of the Closing Date, in the case of Receivables sold to the Buyer on the Closing Date, or the applicable Business Day, in the case of Receivables sold to the Buyer after the Closing Date,

         (c) At the Closing Date, the Seller shall have substantially performed all other obligations required to be performed by the provisions of this Agreement,

         (d) With respect to Receivables sold to the Buyer on the Closing Date, the Seller shall have filed the financing statement(s) required to be filed pursuant to Section 2.1(b), and

         (e) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Buyer, and the Buyer shall have received from the Seller copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Buyer may reasonably have requested.

         Section 7.2 Conditions Precedent to the Seller's Obligations. The obligations of the Seller to sell Receivables on any Business Day shall be subject to the satisfaction of the following conditions:

         (a) All representations and warranties of the Buyer contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date,

         (b) Payment or provision for payment of the Purchase Price in accordance with the provisions of Section 3.2 shall have been made, and

         (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Seller, and the Seller shall have received from the Buyer copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as the Seller may reasonably have requested.

                                  ARTICLE VIII

                              TERM AND TERMINATION

         Section 8.1 Termination. This Agreement shall terminate upon payment in full by the Buyer of all Obligations under the Credit Agreement.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

         Section 9.1 Amendment. This Agreement and the rights and obligations of the parties hereunder may not be changed orally, but only by an instrument in writing signed by the Buyer and the Seller. The Seller shall provide prompt written notice of any such amendment to the Lender.

         Section 9.2 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 9.3 Notices. All demands, notices, and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to:

                  (a)      in the case of the Buyer, to:

                           TCS Funding IV, Inc.
                           3401 North Louise Avenue, Suite 105
                           Sioux Falls, South Dakota 57105
                           Attention: Corporate Counsel
                           Telephone: (605) 339-7571
                           Telecopy: (605) 338-3486
                           with a copy to:

                           Miller & Schroeder Investments Corporation
                           150 South Fifth Street, Suite 3000
                           Minneapolis, Minnesota 55402
                           Attention: [Senior Vice President-Banking Group] Telephone:[(612) 376-1500]
                           Telecopy:[(612) 376-1412]

                  (b)      in the case of the Seller, to:

                           The Credit Store, Inc.
                           3401 N. Louise Avenue
                           Sioux Falls, South Dakota 57105
                           Attention: Chief Financial Officer
                           Telephone: (605) 339-7577
                           Telecopy: (605) 338-3486

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         Section 9.4 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 9.5 Assignment. This Agreement may not be assigned by the Buyer or the Seller without the written consent of the other party and the Lender.

         Section 9.6 Further Assurances. The Buyer and the Seller agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party to more fully effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other laws of any applicable jurisdiction.

         Section 9.7 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Buyer or the Seller, any right, remedy, power, or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers, and privileges provided by law.

         Section 9.8 Counterparts. This Agreement may be executed in two or more counterparts including telecopy transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         Section 9.9 Binding Effect. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         Section 9.10 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement.

         Section 9.11 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 9.12 Schedules. The schedules attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

         Section 9.13 No Bankruptcy Petition Against the Buyer. The Seller hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the Obligations due under the Credit Agreement it will not institute against or join any other Person in instituting against the Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceeding under the laws of the United States or any state of the United States.

         Section 9.14 Merger or Consolidation of, or Assumption of the Obligations of, the Seller. The Seller shall not consolidate with or merge into any other corporation or entity or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

         (a) the corporation or entity formed by such consolidation or into which the Seller is merged or the Person which acquires by conveyance or transfer the properties and assets of the Seller substantially as an entirety shall be a corporation or entity organized and existing under the laws of the United States of America or any State or the District of Columbia and, if the Seller is not the surviving entity, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Buyer in form satisfactory to the Buyer and the Lender, the performance of every covenant and obligation of the Seller hereunder (to the extent that any right, covenant, or obligation of the Seller, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity); and

         (b) the Seller shall have delivered to the Buyer (i) an officer's certificate that such consolidation, merger, conveyance, or transfer and such supplemental agreement comply with this Section 9.14 and that all conditions precedent herein provided for relating to such transaction have been complied with and (ii) the Lender shall have received an opinion of legal counsel reasonably acceptable to it that this Agreement is a legal, valid, and binding obligation of such successor corporation or entity, enforceable against such successor corporation or entity in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws affecting creditors' rights generally, and to the application of general principles of equity.

         Section 9.15 Protection of Right, Title and Interest to Receivables.

         (a) The Seller shall cause this Agreement, all amendments hereto, all financing statements and continuation statements, and any other necessary documents covering the Seller's and the Buyer's right, title, and interest to the Conveyed Property to be promptly recorded, registered, and filed, and at all times to be kept recorded, registered, and filed, all in such manner and in such places as may be required by law to fully preserve and protect the right, title, and interest of the Buyer hereunder to the Conveyed Property and the proceeds thereof. The Seller shall deliver to the Buyer file-stamped copies of, or filing receipts for, any document recorded, registered, or filed as provided above, as soon as available following such recording, registration, or filing. The Buyer shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 9.15(a).

         (b) Within 30 days after the Seller makes any change in its name, identity, or corporate structure which would make any financing statement or continuation statement filed in accordance with Section 9.15(a) materially misleading within the meaning of Section 9-402(7) of the UCC as in effect in the Relevant UCC State, the Seller shall give the Buyer written notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Buyer's security interest in the Conveyed Property and the proceeds thereof.

         (c) The Seller will give the Buyer prompt written notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Buyer's security interest in the Conveyed Property and the proceeds thereof. The Seller will at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.






                           (Signature Page to Follow)

         IN WITNESS WHEREOF, the Buyer and the Seller each have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                         TCS FUNDING IV, INC., as Buyer


                          By:
                             --------------------------------------------------

                             --------------------------------------------------

                             Its
                                -----------------------------------------------


                          THE CREDIT STORE, INC., as Seller,


                          By:
                             --------------------------------------------------

                             --------------------------------------------------
                             Its
                                -----------------------------------------------










          (Signature Page 1 of 1 to the Receivables Purchase Agreement)

                               ACCOUNT SCHEDULE TO
                         RECEIVABLES PURCHASE AGREEMENT
                            DATED AS OF MAY 31, 2000